Inter Parfums, Inc.
551 Fifth Avenue
New York, New York 10176

Notice of Annual Meeting of Shareholders
to be Held on August 6, 2004

To the Shareholders of Inter Parfums, Inc.:

        The annual meeting of shareholders of Inter Parfums, Inc. (the "company") will be held at our offices at 551 Fifth Avenue, New York, New York 10176 on Friday, August 6, 2004 at 10:00 A.M., New York City Time, for the following purposes:

1. To elect a board of directors consisting of eleven (11) directors to hold office until our next annual meeting and until their successors shall have been elected and qualified;

2. To approve an amendment to our Certificate of Incorporation to authorize an increase in the number of authorized shares of Common Stock from 30,000,000 to 100,000,000;

3. To approve the adoption of our 2004 Stock Option Plan;

4. To approve the adoption of our 2004 Nonemployee Director Stock Option Plan; and

5. To consider and transact such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

        The board of directors has fixed the close of business on June 24, 2004 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments of the annual meeting. The list of shareholders entitled to vote at the annual meeting may be examined by any shareholder at our offices at 551 Fifth Avenue, New York, New York 10176, during the ten day period prior to August 6, 2004.

                                                                            By Order of our board of directors

Dated: June 25, 2004                                           Michelle Sharno, Secretary

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

Inter Parfums, Inc.
Proxy Statement

GENERAL

        This proxy statement is furnished by our board of directors of Inter Parfums, Inc., a Delaware corporation, with offices located at 551 Fifth Avenue, New York, New York 10176, in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Inter Parfums, Inc. being held on August 6, 2004 and at any adjournments of the annual meeting. For purposes of this proxy statement, unless the context otherwise indicates, the terms the "company," "us" or "our" refers to Inter Parfums, Inc.

        This proxy statement will be mailed to shareholders beginning approximately June 30, 2004. If a proxy in the accompanying form is properly executed and returned, then the shares represented by the proxy will be voted as instructed on the proxy. Any shareholder giving a proxy may revoke it at any time before it is voted by providing written notice of revocation to the company's Secretary or by a shareholder voting in person at the annual meeting.

        All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked on the proxy or as otherwise stated in the proxy. Unless instructions to the contrary are indicated, proxies will be voted

FOR the election of the eleven (11) directors referred to in this proxy statement;

FOR the proposal to approve an amendment to our Certificate of Incorporation to authorize an increase in the number of authorized shares of Common Stock from 30,000,000 to 100,000,000; and

FOR the proposal to approve the adoption of our 2004 Stock Option Plan; and

FOR the proposal to approve the adoption of our 2004 Nonemployee Director Stock Option Plan.

        In addition, the persons holding the proxies will consider and vote upon such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

        A copy of the company's annual report for fiscal year ended December 31, 2003, which contains financial statements audited by the company's independent certified public accountants, is being mailed to the company's shareholders along with this proxy statement.

        We will bear the cost of preparing, assembling and mailing this notice of meeting, proxy statement, proxy and the enclosed annual report. In addition to solicitation of the proxies by use of the mails, some of our officers and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telecopier or e-mail. We may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of our common stock. We will reimburse these persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

        Our board of directors fixed the close of business on June 24, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Only holders of our common stock on the record date will be able to vote at the annual meeting.

        As of May 27, 2004, 19,170,936 shares of the our common stock were outstanding. Each share of the our common stock will entitle the holder thereof to one vote. None of the company's shareholders have cumulative voting rights. Holders of shares of the our common stock are entitled to vote on all matters. We also have 1,000,000 authorized shares of preferred stock, $.001 par value per share, none of which are outstanding.

        The holders of a majority of the total number of outstanding shares of our common stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the annual meeting. Properly executed proxies marked "abstain," as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting ("broker non-votes"), will be considered "present" for purposes of determining whether a quorum has been achieved at the annual meeting.

        The eleven (11) nominees to our board of directors receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares our common stock present in person or by proxy at the annual meeting, but not voted for any reason will have no impact in the election of our board of directors. Other matters that may submitted to our shareholders for a vote at the annual meeting, if any, will require the favorable vote of a majority of the shares of our common stock present or represented at the annual meeting for approval. If any matter proposed at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

        Members of our management have been informed that our controlling shareholders intend to vote in favor of all of the nominees for directors and all of the proposals, and therefore, they are all likely to be elected. We know of no business other than the election of directors and the proposals contained in this proxy statement that will be presented for consideration at the annual meeting. If any other matter is properly presented, then it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The following table sets forth information about each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding common stock. As of May 27, 2004, we had 19,170,936 shares of common stock outstanding. Unless otherwise noted, each shareholder listed below has sole voting power and sole investment power with respect to the securities shown opposite their names in the table below as of May 27, 2004.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)	Approximate Percent of Class
Jean Madar c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,360,574(2)	32.0%
Philippe Benacin c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,226,980(3)	31.4%
LV Capital USA, Inc. 19 East 57th Street New York, NY 10022	3,463,550	18.1%

1 All shares of common stock are directly held with sole voting power and sole power to dispose, unless otherwise stated. Jean Madar, the Chairman of the board and Chief Executive Officer of Inter Parfums, Inc. (the "company"), Philippe Benacin, the Vice Chairman of the board and President of the company, and LV Capital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., have entered into a Shareholders' Agreement dated 22 November 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six (6) nominees of Messrs. Madar and Benacin, and two (2) designees of LV Capital USA, Inc., as directors of the company. As Messrs. Madar and Benacin and LV Capital USA, Inc. beneficially own more than 50% of the outstanding shares of the Inter Parfums' common stock, Inter Parfums is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market.
2 Consists of 5,633,824 shares held directly and options to purchase 726,750 shares.
3 Consists of 5,552,530 shares held directly and options to purchase 674,450 shares.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

        The members of our board of directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. During fiscal year ended December 31, 2003 ("Fiscal 2003"), our board of directors consisted of eleven (11) persons, Messrs. Jean Madar, Philippe Benacin, Russell Greenberg, Francois Heilbronn, Joseph A. Caccamo, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau, Philippe Santi and Serge Rosinoer, who were elected by the shareholders at the company's last annual meeting of shareholders held in August 2003. All eleven (11) current board members are nominees for re-election to the board at the 2004 annual meeting.

        Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. Although all of the nominees have indicated their willingness to serve if elected, if at the time of the meeting any nominee is unable to or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the person named in the proxies for another person designated by our board of directors.

Board of Directors

        Our board of directors has the responsibility for establishing broad corporate policies and for the overall performance of our company. Although certain directors are not involved in day-to-day operating details, members of the board are kept informed of our business by various reports and documents made available to them. Our board of directors held seventeen (17) meetings (or executed consents in lieu thereof), including meetings of committees of the board in Fiscal 2003, and all of the directors attended at least 75% of the meetings of the board and committee meetings of which they were a member, except Serge Rosinoer.

        We have adopted a Code of Business Conduct, which is filed with the Securities and Exchange Commission as Exhibit 14 to this report, and we agree to provide to any person without charge, upon request, a copy of our Code of Business Conduct. Any person who requests a copy of our Code of Business Conduct should provide their name and address in writing to: Inter Parfums, Inc., 551 Fifth Avenue, New York, NY 10176, Att.: Shareholder Relations.

        During Fiscal 2003, our board of directors had the following standing committees:

        * Audit Committee - The Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants employed by the company which prepare or issue an audit report for the company. During Fiscal 2003, the Audit Committee consisted of Messrs. Heilbronn, Levy and Cailliau. As the result of a change in independence requirements for members of the Audit Committee, in December 2003 Mr. Robert Bensoussan-Torres replaced Mr. Cailliau as a member of the Audit Committee.

        The Audit Committee does not have a member who is an "Audit Committee Financial Expert" as such term is defined under the applicable rules and regulations. However, as the result of the background, education and experience of the members of the Audit Committee, our board of directors believes that such committee members are fully qualified to fulfill their obligations as members of the Audit Committee.

        * Executive Compensation and Stock Option Committee - The Executive Compensation Committee oversees the compensation of the company's executives and administers the company's stock option plans. Until March 2003 when they were combined, the company had two separate committees, the Executive Compensation Committee and the Stock Option Committee. In January and February 2003, the Stock Option Committee consisted of Messrs. Heilbronn, Levy and Cailliau, and the Executive Compensation Committee consisted of Messrs. Heilbronn, Levy and Piette. In March 2003, Mr. Piette replaced Mr. Cailliau as a member of the Stock Option Committee.

        Our board of directors does not maintain a standing nominating committee or a committee performing similar functions. In view of the existing shareholders' agreement relating to certain corporate governance issues, including the election of directors, among LV Capital USA, Inc. and Messrs. Jean Madar and Philippe Benacin who beneficially own more than 50% of the outstanding shares of the Inter Parfums' common stock, our board of directors does not believe it necessary for the company to have such a committee. Also as a "controlled company" under the applicable rules of The Nasdaq Stock Market, we are exempt from the nominating committee requirements. Our board of directors as a group agreed to nominate the same members of the board who had served last year.

        Our policy with respect to receipt of communications from our shareholders is as follows. All shareholder communications for the entire board or for individual directors are to be sent to Mr. Russell Greenberg, Executive Vice President, and Chief Financial Officer, at our offices in New York City. The communications can be sent through our website, in writing , or by telephone. Mr. Greenberg will then provide such communication to the intended recipient and our full board of directors.

        We do not have a standing policy requiring our directors to be present at out annual shareholder meetings. Three of our directors, Messrs. Jean Madar, Russell Greenberg and Joseph A. Caccamo, attended our last annual shareholder meeting held in August 2003.

        The following table sets forth information, as of May 27, 2004 with respect to the beneficial ownership of our common stock by (a) each person we know to be the beneficial owner of more than five percent of our outstanding common stock, (b) our executive officers and directors and (c) all of our directors and officers as a group. As of May 27, 2004, we had 19,170,936 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(4)	Approximate Percent of Class
Jean Madar c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,360,574(5)	32.0%
Philippe Benacin c/o Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008 Paris, France	6,226,980(6)	31.4%
Russell Greenberg c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	103,750(7)	Less than 1%
Francois Heilbronn 60 Avenue de Breteuil 75007 Paris, France	21,375(8)	Less than 1%
Joseph A. Caccamo, Esq. Becker & Poliakoff, P.A. 3111 Stirling Road Ft. Lauderdale, FL 33312	18,000(9)	Less than 1%
Jean Levy Chez Axcess Groupe 8 rue de Berri 75008 Paris, France	6,750(10)	Less than 1%
Robert Bensoussan-Torres 7 Beaufort Gardens, Flat 3 London, England SW3 1PT	9,000(11)	Less than 1%
Wayne C. Hamerling c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	103,750(12)	Less than 1%
Daniel Piette L Capital Management 22, avenue Montaigne 75008, Paris, France	4,500(13)	Less than 1%
Jean Cailliau LV Capital 22, avenue Montaigne 75008, Paris, France	4,500(14)	Less than 1%
Philippe Santi Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008, Paris France	17,500(15)	Less than 1%
Serge Rosinoer 14 rue LeSueur 75116 Paris, France	7,700(16)	Less than 1%
Eric de Labouchere Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008, Paris France	-0-	NA
Frederic Garcia-Pelayo Inter Parfums, S.A. 4, Rond Point Des Champs Elysees 75008, Paris France	-0-	NA
LV Capital USA, Inc. 19 East 57th Street New York, NY 10022	3,463,550	18.1%
All directors and Officers As a Group (14 Persons)	16,347,929(17)	78.4%

4 All shares of common stock are directly held with sole voting power and sole power to dispose, unless otherwise stated. Jean Madar, the Chairman of the board and Chief Executive Officer of Inter Parfums, Inc. (the "company"), Philippe Benacin, the Vice Chairman of the board and President of the company, and LV Capital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., have entered into a Shareholders' Agreement dated 22 November 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six (6) nominees of Messrs. Madar and Benacin, and two (2) designees of LV Capital USA, Inc., as directors of the company. As Messrs. Madar and Benacin and LV Capital USA, Inc. beneficially own more than 50% of the outstanding shares of the Inter Parfums' common stock, Inter Parfums is considered a "controlled company" under the applicable rules of The Nasdaq Stock Market.
5 Consists of 5,633,824 shares held directly and options to purchase 726,750 shares.
6 Consists of 5,552,530 shares held directly and options to purchase 674,450 shares.
7 Consists of shares of common stock underlying options.
8 Consists of 14,625 shares held directly and options to purchase 6,750 shares.
9 Consists of shares of common stock underlying options., which are held as nominee for his employer. Beneficial ownership of such shares is disclaimed.
10 Consists of shares of common stock underlying options.
11 Consists of 2,250 shares held directly and options to purchase 6,750 shares.
12 Consists of shares of common stock underlying options.
13 Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.
14 Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.
15 Consists of shares of common stock underlying options.
16 Consists of 1,700 shares held directly and options to purchase 6,000 shares.
17 Consists of 11,204,929 shares held directly, and options to purchase 1,679,450 shares. It also includes 3,463,550 shares held by LV Capital USA, Inc., an affiliate of LVMH Moet Hennessy Louis Vuitton, S.A.

        With the exception of Mr. Benacin, the officers are elected annually by the directors and serve at the discretion of the board of directors. There are no family relationships between any of the company's executive officers or directors.

        The following sets forth biographical information as to the business experience of each executive officer and director of our company for at least the past five years.

Jean Madar

        Jean Madar, age 43, a Director, has been the Chairman of our board of directors since the company's inception, and is a co-founder of the company with Mr. Benacin. From inception until December 1993 he was the President of the company; in January 1994 he became Director General of Inter Parfums, S.A., the company's subsidiary; and in January 1997 he became Chief Executive Officer of the company. Mr. Madar was previously the managing director of Inter Parfums, S.A., from September 1983 until June 1985. At such subsidiary, he had the responsibility of overseeing the marketing operations of its foreign distribution, including market research analysis and actual marketing campaigns. Mr. Madar graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

Philippe Benacin

        Mr. Benacin, age 45, a Director, has been the Vice Chairman of the board since September 1991, and is a co-founder of the company with Mr. Madar. He was elected the Executive Vice President in September 1991, Senior Vice President in April 1993, and President of the company in January 1994. In addition, he has been the President of Inter Parfums, S.A. for more than the past five years. Mr. Benacin graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

Russell Greenberg

        Mr. Greenberg, age 47, the Chief Financial Officer, was Vice-President, Finance when he joined the company in June 1992; became Executive Vice President in April 1993; and was appointed to our board of directors in February 1995. He is a certified public accountant licensed in the State of New York, and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. After graduating from The Ohio State University in 1980, he was employed in public accounting until he joined the company in June 1992.

Philippe Santi

        Philippe Santi, age 42 and a Director since December 1999, has been the Director of Finance and the Chief Financial Officer of Inter Parfums, S.A. since February 1995. Mr. Santi is a Certified Accountant and Statutory Auditor in France.

Francois Heilbronn

        Mr. Heilbronn, age 43, a Director since 1988, an independent director, and a member of the audit, stock option and executive compensation committees, is a graduate of Harvard Business School with a Master of Business Administration degree and is currently the managing partner of the consulting firm of M.M. Friedrich, Heilbronn & Fiszer. He was formerly employed by The Boston Consulting Group, Inc. from 1988 through 1992 as a manager. Mr. Heilbronn graduated from Institut D' Etudes Politiques De Paris in June 1983. From 1984 to 1986, he worked as a financial analyst for Lazard Freres & Co.

Joseph A. Caccamo

        Mr. Caccamo, age 49, a Director since 1992, is an attorney with the law firm of Becker & Poliakoff, P.A., our general counsel. A member of both the New York and Florida bars, Mr. Caccamo has been a practicing attorney since 1981, concentrating in the areas of corporate and securities law, and in September 1991 he became counsel to us. From August 1992 through September 1997, he was a director of and general counsel to, Hydron Technologies, Inc., a publicly traded company primarily engaged in the development of cosmetic and personal care products.

Jean Levy

        Jean Levy, age 71, a Director since August 1996, an independent director and a member of the audit and executive compensation and stock option committees, worked for twenty-seven years at L'Oreal, and was the President and Chief Executive Officer of Cosmair, the exclusive United States licensee of L'Oreal, from 1983 through June 1987. In addition, he is the former President and Chief Executive Officer of Sanofi Beaute (France). For the more than the past five years, Mr. Levy has been an independent advisor as well as a consultant for economic development to local governments in France. A graduate of l'Institut d'Etudes Politiques de Paris, he also attended Yale Graduate School and was a recipient of a Fulbright Scholarship. He was also a Professor at l'Institut d'Etudes Politiques de Paris. Mr. Levy is also a director of Rallye, S.A. He was formerly a director of Zannier Group and Escada Beaute Worldwide. In addition, Mr. Levy is also a director (Chairman of the board until he resigned in October 2001) of Financière d'Or, and its subsidiary, Histoire d'Or which is in the retail jewelry business. Mr. Levy is also a consultant to Ernst & Young, Paris and a board member of Price Minister, an internet based retainer located in Paris.

Robert Bensoussan-Torres

        Robert Bensoussan-Torres, age 46, has been a Director since March 1997, and also is an independent director and a member of the audit committee. In November 2001, he became the Chief Executive Officer of Jimmy Choo Ltd., a luxury shoe and ready to wear accessory company. From 1999 to December 2000, he was the Managing Director of Gianfranco Ferre fashion group, based in Milano, Italy. Mr. Bensoussan-Torres is a Director of Towers Consulting Europe, Ltd. Towers Consulting Europe, Ltd. is a consulting company based in London, which specializes in strategic advise in connection with mergers and acquisitions in the luxury goods business. Mr. Bensoussan-Torres was the Chief Executive Officer of Christian Lacroix, Paris, a subsidiary of LVMH Group, from February 1993 until May 1998. Christian Lacroix is a French Haute Couture House and has activities in the field of apparel, accessories and fragrances. From December 1990 through January 1993 he was based in Munich, Germany, as the International Sales Director of The Escada Group.

Daniel Piette

        Mr. Piette, age 58, and a director since December 1999, is also a member of the executive compensation and stock option committee of our board of directors. The board considers Mr. Piette to be independent of management, notwithstanding his affiliation with LV Capital USA Inc. Mr. Piette is the President of L Capital Management, a private equity fund sponsored by LVMH Moet Hennessy Louis Vuitton S.A. ("LVMH"), the world's largest luxury goods conglomerate. For the past 12 years, he has been a Group Executive Vice President of LVMH. Mr. Piette is also a non-executive director of D.S. Smith Holdings PLC (London) as well as a member of the board of Overseers of ESSEC (Paris) and Columbia Business School (New York).

Jean Cailliau

        Mr. Cailliau, age 41, and a director since December 1999. The board considers Mr. Cailliau to be independent of management, notwithstanding his affiliation with LV Capital USA Inc. Through June 2001, Mr. Cailliau was the Deputy General Manager of LV Capital SA, the investment arm of LVMH. He is the CEO of LV Capital USA Inc., its United States vehicle. In January 2001 he became a Director of L Capital Management, a private equity fund sponsored by LVMH. For the past 10 years, Mr. Cailliau has held executive positions at LVMH. He is also a Director of various European companies. Mr. Cailliau is an Engineer in Agronomics and has an MBA (1988) from Insead.

Serge Rosinoer

        Mr. Rosinoer, age 72, was appointed to our board of directors in December 2000, as an independent director. Mr. Rosinoer has devoted most of his career to the personal care, cosmetics and fragrance industry. In 1978, Mr. Rosinoer joined the Clarins Group as Vice President and Chief Operating Officer where he was largely responsible for its rapid international expansion. As COO, then CEO since 1978, Mr. Rosinoer oversaw the transformation of Clarins into a major force in cosmetics, skin care and fragrance, with annual sales of approximately 600 million Euro and more than 4,000 employees. He retired from active duty in June of 2000, but continues to serve on the board of directors of Clarins. Earlier in his career he was President of Parfums Corday. He also held senior level executive positions at Max Factor, where he had full supervision of that cosmetics company's European production and sales. Mr. Rosinoer has served several terms as President of the French Prestige Cosmetics Association and currently serves as Conseiller du Commerce Extérieur de la France.

Wayne C. Hamerling

        Mr. Hamerling, age 47, is an Executive Vice President in charge of mass market sales of fragrances, cosmetics and health and beauty aids in the United States. Mr. Hamerling, who attended Rutgers University, has over twenty (20) years experience in the fragrance and cosmetic business.

Eric de Labouchere

        Eric de Labouchere, age 49, is the Director of Operations of Inter Parfums, S.A. He has been employed by Inter Parfums, S.A. since October 1986 in product development, purchasing and marketing.

Frederic Garcia-Pelayo

        Frederic Garcia-Pelayo, age 45, has been the Director of Export Sales of Inter Parfums, S.A. since September 1994. Prior to September 1994, Mr. Garcia-Pelayo was the Export Manager for Benetton Perfumes for seven (7) years.

Executive Compensation

        The following table sets forth a summary of all compensation awarded to, earned by or paid to, our Chief Executive Officer and each of the four most highly compensated executive officers of our company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during fiscal years ended 31 December 2003, 31 December 2002 and 31 December 2001. All amounts paid in euro have been converted to US dollars at the average rate of exchange in each year.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation
Jean Madar, Chairman of the board, Chief Executive Officer of Inter Parfums, Inc. and Director General of Inter Parfums, S.A.	2003 2002 2001	330,000 330,000 330,000	191,000 200,000 150,000	906,117(1) 703,032(2) 6,709,215(3)	50,000 50,000 50,000	-0- -0- -0-
Philippe Benacin, President of Inter Parfums, Inc. and President of Inter Parfums, S.A.	2003 2002 2001	160,433 128,250 117,872	100,837 78,850 67,804	1,277,436(4) 1,075,075(5) 6,712,215(6)	50,000 50,000 50,000	-0- -0- -0-
Russell Greenberg, Executive Vice President and Chief Financial Officer	2003 2002 2001	295,000 275,000 260,000	23,000 58,000 18,000	116,217(7) 135,268(8) 70,315(9)	18,000 18,000 18,000	-0- -0- -0-
Bruce Elbilia, Executive Vice President (10)	2003 2002 2001	198,333 198,000 198,000	-0- -0- -0-	231,227(11) 33,472(12) 40,365(13)	18,000 18,000 18,000	-0- -0- -0-
Wayne C. Hamerling, Executive Vice President	2003 2002 2001	228,120 196,120 186,120	25,000 15,000 15,000	86,571(14) 256,389(15) 75,517(16)	18,000 18,000 18,000	-0- -0- -0-

[Footnotes to Table]
____________________________________

1 Consists of $678,648 realized upon the exercise of options, and $227,469 realized on the exercise of options of Inter Parfums, S.A.
2 Consists of $703,032 realized upon exercise of options.
3 Consists of lodging expenses of $48,000 and $6,661,215 realized upon exercise of options.
4 Consists of lodging expenses of $35,000, $15,000 for automobile expenses, $999,967 realized upon the exercise of options, and $227,469 realized on the exercise of options of Inter Parfums, S.A.
5 Consists of lodging expenses of $35,000, $15,000 for automobile expenses and $1,025,075 realized upon exercise of options.
6 Consists of lodging expenses of $38,000, $15,000 for automobile expenses and $6,661,215 realized upon exercise of options.
7 Consists of $2,214 for automobile expenses and $87,600 realized upon exercise of options, and $26,403 realized on the exercise of options of Inter Parfums, S.A..
8 Consists of $2,214 for automobile expenses and $133,054 realized upon the exercise of options.
9 Consists of $2,214 for automobile expenses and $68,161 realized upon exercise of options.
10 Mr. Elbilia left the employ of the company on November 1, 2003
11 Consists of selling commissions of $18,904, severance pay of $59,500 and $152,823 realized upon the exercise of options.
12 Consists of selling commissions.
13 Consists of selling commissions.
14 Consists of selling commissions of $82,071 and non cash compensation of $4,500 equal to the value of personal use of a company leased automobile.
15 Consists of selling commissions of $75,950; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $175,949 realized upon the exercise of options.
16 Consists of selling commissions of $61,063; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $9,954 realized upon the exercise of options.

        The following table sets forth certain information relating to stock option grants during Fiscal 2003 to our Chief Executive Officer and each of the four most highly compensated executive officers of the company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during Fiscal 2003:

OPTION/SA GRANTS IN LAST FISCAL YEAR
Individualized Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Five (5%) Percent ($)	Ten (10%) Percent ($)
Jean Madar	50,000	26.3	23.05	30 Dec 08	318,415	703,613
Philippe Benacin	50,000	26.3	23.05	30 Dec 08	318,415	703,613
Russell Greenberg	18,000	9.5	23.05	30 Dec 08	114,629	253,301
Bruce Elbilia	18,000	9.5	23.05	30 Dec 08	114,629	253,301
Wayne Hamerling	18,000	9.5	23.05	30 Dec 08	114,629	253,301

        The following table sets forth certain information relating to option exercises effected during Fiscal 2003, and the value of options held as of December 31, 2003 by each of our Chief Executive Officer and the four most highly compensated executive officers of our company whose compensation exceeded $100,000 per annum for services rendered in all capacities to our company and its subsidiaries during Fiscal 2003:

AGGREGATE OPTION EXERCISES FOR FISCAL 2003

AND YEAR END OPTION VALUES

			Number of Unexercised Options at December 31, 2003(#)	Value[1] of Unexercised In-the-Money Options at December 31, 2003($)
Name	Shares Acquired on Exercise	Value ($) Realized[2]	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Jean Madar[3]	109,500	678,748	726,750/-0-	13,023,616/-0-
Philippe Benacin[3]	94,300	999,967	674,450/-0-	11,975,814/-0-
Russell Greenberg	10,000	87,600	103,750/-0-	1,479,964/-0-
Bruce Elbilia	18,000	152,823	54,000/-0-	528,750/-0-
Wayne C. Hamerling	0	0	103,750/-0-	1,479,964/-0-

1 Total value of unexercised options is based upon the fair market value of the common stock as reported by the Nasdaq Stock Market of $23.05 on 31 December 2003.
2 Value realized in dollars is based upon the difference between the fair market value of the common stock on the date of exercise, and the exercise price of the option, or the fair market value of the net amount of shares received upon exercise of options.
3 In April 2003, the Chief Executive Officer exercised 67,500 outstanding stock options of the our common stock. The aggregate exercise price of $232,475 was paid by him tendering to the company 33,692 shares of the our common stock, previously owned by him, valued at $6.90 per share, the fair market value on the date of exercise. All shares issued pursuant to the option exercises were issued from treasury stock of the company. In addition, the Chief Executive Officer tendered an additional 9,298 shares for payment of withholding taxes resulting from the option exercises. As a result of this transaction, we expect to receive a tax benefit of approximately $80,000, which has been reflected as an increase to additional paid-in capital in our financial statements. In October 2003, each of the Chief Executive Officer and the President exercised 42,000 and 94,300 outstanding stock options, respectively, of the our common stock. The exercise prices of $107,352 for the Chief Executive Officer and $241,031 for the President were paid by each of them tendering to the company 8,158 and 18,316 shares, respectively, of the our common stock, previously owned by them, valued at $13.16 per share, the fair market value on the date of exercise. All shares issued pursuant to these option exercises were issued from our treasury stock. In addition, the Chief Executive Officer tendered an additional 9,307 shares for payment of withholding taxes resulting from his option exercise. As a result of this transaction, we expect to receive a tax benefit of approximately $460,000, which has been reflected as an increase to additional paid-in capital in our financial statements.

Employment Agreements

        As part of our acquisition in 1991 of the controlling interest in Inter Parfums, S.A., now a subsidiary, we entered into an employment agreement with Philippe Benacin. The agreement provides that Mr. Benacin will be employed as Vice Chairman of the board and President and Chief Executive Officer of Inter Parfums Holdings and its subsidiary, Inter Parfums. The initial term expired on September 2, 1992, and has subsequently been automatically renewed for additional annual periods. The agreement provides for automatic annual renewal terms, unless either party terminates the agreement upon 120 days notice. Mr. Benacin presently receives an annual salary of 135,000 Euros, which is approximately US$170,000, together with annual lodging expenses of approximately $35,000 and automobile expenses of approximately $15,000, which are subject to increase in the discretion of our board of directors. The agreement also provides for indemnification and a covenant not to compete for one year after termination of employment.

Compensation of directors

        All nonemployee directors receive $1,000 for each board meeting at which they participate. Mr. Caccamo's board fees are paid to his law firm. In addition, all members of the Audit Committee receive an additional $2,000 on January 1 of each year in which they serve on the Audit Committee.

        In March 1997 our board of directors adopted our 1997 Nonemployee Stock Option Plan. This plan was approved by our shareholders at the annual meeting of shareholders held in July 1997. The purpose of this plan is to assist us in attracting and retaining key directors who are responsible for continuing the growth and success of our company.

        Our 1997 Nonemployee Stock Option Plan provides for the grant of nonqualified stock options to nonemployee directors to purchase an aggregate of 25,000 shares of common stock. Options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date except for Joseph A. Caccamo, who is granted options to purchase 4,000 shares. Options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to our board.

        In December 2000 our board of directors adopted our 2000 Nonemployee Stock Option Plan, as substantially all of the shares reserved under our 1997 Nonemployee Stock Option Plan had been allocated to outstanding options. This plan was approved by our shareholders at the annual meeting of shareholders held in July 2001. The purpose of this plan is to assist us in attracting and retaining key directors who are responsible for continuing the growth and success of our company.

        Our 2000 Nonemployee Stock Option Plan provides for the grant of nonqualified stock options to nonemployee directors to purchase an aggregate of 30,000 shares of common stock. Options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date except for Joseph A. Caccamo, who is granted options to purchase 4,000 shares. Options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to our board.

        On 2 February 2004, options to purchase 1,000 shares were granted to each of Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau and Serge Rosinoer and an option to purchase 4,000 shares was granted to Joseph A. Caccamo at the exercise price of $23.06 per share under the 2000 plan. The options held by Mr. Caccamo are held as nominee for his present law firm.

Equity Compensation Plan Information

        The following table sets forth certain information as of the end of our last fiscal year regarding all equity compensation plans that provide for the award of equity securities or the grant of options, warrants or rights to purchase our equity securities.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,897,862	$ 5.92	333,279
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	1,897,862	$ 5.92	333,279

Compensation Committee Interlocks and Insider Participation

        The Executive Compensation and Stock Option Committee oversees the compensation of our executives and administers the our stock option plans. Until March 2003 when they were combined, we had two separate committees, the Executive Compensation Committee and the Stock Option Committee. In January and February 2003, the Stock Option Committee consisted of Messrs. Heilbronn, Levy and Cailliau, and the Executive Compensation Committee consisted of Messrs. Heilbronn, Levy and Piette. In March 2003, Mr. Piette replaced Mr. Cailliau as a member of the Stock Option Committee.

        During 2003, the Executive Compensation and Stock Option Committee took action six times by a meeting and the execution of five written consents in lieu of meetings. In addition, it executed three consents in during the first quarter of 2004.

        The following persons participated in discussions concerning executive compensation during 2003, with generally the Chairman of the board taking the initiative and recommending executive compensation levels for other than for Mr. Benacin's compensation: Jean Madar, the Chairman of our board of directors and Chief Executive Officer; Philippe Benacin, a Director, President, and President of Inter Parfums, S.A., a subsidiary of the company; Russell Greenberg, an Executive Vice President, Chief Financial Officer and a Director; and Jean Levy, Francois Heilbronn and Daniel Piette, the present members of the Executive Compensation Committee.

Report on Executive Compensation

General

        The following sets forth information regarding compensation and benefits provided to our Chief Executive Officer and to each of the four most highly compensated executive officers, other than the chief executive officer, whose annual base salary and bonus compensation was in excess of $100,000. The executive officers being discussed for 2003 are: Jean Madar (the Chief Executive Officer), Philippe Benacin, Russell Greenberg, Bruce Elbilia and Wayne C. Hamerling.

        Executive compensation packages generally include a base salary, annual incentives tied to individual performance and long term incentives tied to our operating performance. In addition, we provide a comprehensive medical insurance plan. Generally, our executive officers have their compensation reviewed annually.

Base Salary

        Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent. Base salaries for executive officers are reviewed on an annual basis, including those subject to contractual adjustments, and adjustments are determined by evaluating the our operating performance, the performance of each executive officer, as well as whether the nature of the responsibilities of the executive has changed.

        For 2003, upon recommendation of our Chief Executive Officer, the Executive Compensation and Stock Option Committee determined that the following executives were to receive increases in their base salaries: Mr. Greenberg's base salary was increased by $20,000 from $275,000to $295,000, and Mr. Hamerling's base salary was increased by $32,000 from $196,120 to $228,120. Neither Mr. Madar nor Mr. Elbilia had his base salary increased for Fiscal 2003. In addition, Mr. Elbilia, who left the employ of the company on November 1, 2003, received severance pay of $59,500.

        Mr. Benacin, the President of Inter Parfums Holding S.A., the company's direct French subsidiary, and President of Inter Parfums, S.A., the company's indirect, operating French subsidiary, is also the President of the company. Mr. Benacin's base compensation is paid to him in Euros by the company's French operating subsidiary, and his base salary was increased to 141,000 Euros in 2003 from 135,000 Euros in 2002.

        After a thorough review, the Chairman of the board determined that the base salaries paid to such executives were fair in the view of their responsibilities, length of service with us, performance and compensation levels to peers, as to which the Executive Compensation and Stock Option Committee concurs.

Bonus Compensation

        In March 2004, the Executive Compensation Committee approved the payment of cash bonuses for Fiscal 2003. For Fiscal 2003, and as the result of their efforts in increasing the profitability of the company, bonuses were awarded as follows: Mr. Madar (our Chief Executive Officer) received a cash bonus of $191,000 based on after tax profit of our United States operations; Mr. Benacin received a cash bonus of 89,000 Euros; Mr. Greenberg received a cash bonus of $23,000, and Mr. Hamerling received a cash bonus of $25,000.

Annual Incentives

        As stated above, for Fiscal 2003, Mr. Madar (our Chief Executive Officer) received a cash bonus of $191,000, which was based on after tax profit of our United States operations. Also in March 2004, the Executive Compensation Committee established the after tax profit of the company's United States operations that will be used to calculate Mr. Madar's bonus for 2004.

        Messrs. Elbilia and Hamerling have their annual incentives tied to sales, which is directly related to the efficacy and productivity of their areas of responsibility, FUBU brand and certain export sales for Mr. Elbilia, and wholesale sales for Mr. Hamerling. The predicates for the determination and payment of selling commissions to Messrs. Elbilia and Hamerling were determined in accordance with internal sales and budget projections. In Fiscal 2003, Messrs. Elbilia and Hamerling received $18,904 and $82,071, respectively, in sales commissions.

Long Term Incentives

        The long term incentives are geared towards linking benefits to corporate performance through the grant of stock options. All options are granted with an exercise price equal to the fair market value of the underlying shares of our common stock on the date of grant, and terminate on or shortly after severance of the executive's relationship with us. Unless the market price of our common stock increases, corporate executives will have no tangible benefit. Thus, they are provided with the extra incentive to increase individual performance with the ultimate goal of increased our overall performance. We believe that enhanced executive incentives which result in increased corporate performance tend to build company loyalty.

        During 2003, upon the recommendation of the company's Chief Executive Officer, the Executive Compensation and Stock Option Committee granted options to purchase 50,000 to each of Jean Madar and Philippe Benacin, and 18,000 shares of the our common stock to each of Messrs. Greenberg, Elbilia and Hamerling at the fair market value on the date of grant. These grants were commensurate with the option grants made for 2002 and 2001.

        The aggregate "potential unrealized value" of such options for each of Messrs. Madar and Benacin ranges from $318,415 to $703,613, and for Messrs. Greenberg, Elbilia and Hamerling, from $114,629 to $253,301, calculated in accordance with the rules of the Securities and Exchange Commission. Such potential rewards are a powerful incentive for increased individual performance, and ultimately increased company performance. In view of the fact that these executive officers contribute significantly to our profitable operations, the Executive Compensation and Stock Option Committee believes these incentives to be fair to these executive officers and to our shareholders.

Conclusion

        The Executive Compensation and Stock Option Committee believes that its present policies to date, with its emphasis on rewarding performance, has served to focus the efforts of our executives to achieve a high rate of growth and profitability, which management believes will result in a substantial increase in value to our shareholders.

Francois Heilbronn
Jean Levy and
Daniel Piette

Performance Graph

        The following graph compares the performance for the periods indicated in the graph of the our common stock with the performance of the Nasdaq Market Index and the average performance of a group of the company's peer corporations consisting of: 12 To 20 Plus, Inc., Age Research, Inc., Alberto-Culver, Avon Products Inc., Blyth Inc., CCA Industries, Inc., Colgate-Palmolive Co., Del Laboratories Inc., DF China Technology Inc., Dial Corp., DSG International Ltd., Elisabeth Arden, Inc., Estee Lauder Cosmetics, Inc., Female Health Co., Fragrancenet.com, Gillette company, Global Digital Solutions, Hairmax International Inc. Human Pheromone Sciences, Hydron Technologies Inc., Inter Parfums, Inc., Lee Pharmaceuticals, Nutracea, Inc., Oralabs Holding Corp., Parlux Fragrances Inc., Playtex Products, Inc., Revlon, Inc., RMED International, Scott's Liquid Gold, Inc., Skinvisible Inc. The Stephan company, Tendercare International Inc., Xynergy Corp,. and Yankee Candle Co., Inc. The graph assumes that the value of the investment in the our common stock and each index was $100 at the beginning of the period indicated in the graph, and that all dividends were reinvested.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG INTER PARFUMS, INC., NASDAQ MARKET INDEX AND COREDATA GROUP INDEX
	1998	1999	2000	2001	2002	2003
INTER PARFUMS, INC.	100.00	155.10	218.77	275.60	286.82	843.80
COREDATA GROUP INDEX	100.00	101.79	98.98	92.65	88.67	104.85
NASDAQ MARKET INDEX	100.00	176.37	110.86	88.37	61.64	92.68
ASSUMES $100 INVESTED ON JAN. 1, 1999 ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 31, 2003

Certain Transactions

Transactions with French Subsidiaries

        In connection with the acquisitions by our subsidiary, Inter Parfums, S.A., of the world-wide rights under the Burberry license agreement and the Paul Smith license agreement, we guaranteed the obligations of Inter Parfums, S.A. under the Burberry and Paul Smith license agreements.

Option Exercise Paid With Tender of Shares

        In April 2003, the Chief Executive Officer exercised 67,500 outstanding stock options of the our common stock. The aggregate exercise price of $232,475 was paid by him tendering to the company 33,692 shares of the our common stock, previously owned by him, valued at $6.90 per share, the fair market value on the date of exercise. All shares issued pursuant to the option exercises were issued from treasury stock of the company. In addition, the Chief Executive Officer tendered an additional 9,298 shares for payment of withholding taxes resulting from the option exercises. As a result of this transaction, we expect to receive a tax benefit of approximately $80,000, which has been reflected as an increase to additional paid-in capital in our financial statements.

        In October 2003, each of the Chief Executive Officer and the President exercised 42,000 and 94,300 outstanding stock options, respectively, of the our common stock. The exercise prices of $107,352 for the Chief Executive Officer and $241,031 for the President were paid by each of them tendering to the company 8,158 and 18,316 shares, respectively, of the our common stock, previously owned by them, valued at $13.16 per share, the fair market value on the date of exercise. All shares issued pursuant to these option exercises were issued from our treasury stock. In addition, the Chief Executive Officer tendered an additional 9,307 shares for payment of withholding taxes resulting from his option exercise. As a result of this transaction, we expect to receive a tax benefit of approximately $460,000, which has been reflected as an increase to additional paid-in capital in our financial statements.

Remuneration of Counsel

        Joseph A. Caccamo, a director, is a senior attorney at the law firm of Becker & Poliakoff, P.A., our general counsel. In Fiscal 2003, we paid Becker & Poliakoff, P.A. an aggregate of $119,962 for legal fees and reimbursement of disbursements incurred on our behalf.

        On 2 February 2004 in accordance with the terms of our 2000 Nonemployee Stock Option Plan, Mr. Caccamo was granted an option with a term of five years to purchase 4,000 shares at $23.06 per share, the fair market value at the time of grant. He holds this option as nominee for his firm.

Sale of Goods to Related Party

        The wife of the Chief Executive Officer is to own and operate a Diane von Furstenberg retail store in Paris, with Diane von Furstenberg as a partner. Inter Parfums USA, LLC is the fragrance and cosmetic licensee of Diane von Furstenberg, and Inter Parfums Inc. is the guarantor of such license. The retail outlet is expected to open in July 2004 and will be purchasing DVF fragrances and cosmetics from Inter Parfums USA, LLC. All sales will be recorded as arms length transactions.

Transactions with LVMH Moët Hennessy Louis Vuitton S.A.

        Acquisition of Common Stock and Shareholders' Agreement

        In November 1999, LV Capital, USA Inc. ("LV Capital"), a wholly-owned subsidiary of LVMH Moët Hennessy Louis Vuitton S.A., purchased shares of our common stock from management and employees. As of the date of this report, it beneficially owns approximately 18% of our outstanding common stock. Further, in return for LV Capital becoming our strategic partner, LV Capital was granted the right to buy additional shares in order to maintain its percentage ownership upon issuance of shares to third parties, subject to certain exceptions, and was granted demand registrations rights for all of its shares. In addition, LV Capital has agreed to a standstill agreement, which limits the amount of shares of common stock that LV Capital can hold to twenty-five percent (25%) of our outstanding shares.

        Celine

        In May 2000 we entered into an exclusive worldwide license agreement with Celine, S.A., a division of LVMH Moët Hennessy Louis Vuitton S.A., for the development, manufacturing and distribution of prestige fragrance lines under the Celine brand name. The term of the License Agreement is for eleven (11) years, beginning as of 1 January 2001, with an optional five (5) year renewal term, which is subject to certain minimum sales requirements, advertising expenditures and royalty payments as are customary in our industry.

        Christian Lacroix

        In March 1999, we entered into an exclusive license agreement with the Christian Lacroix company, a division of LVMH Moët Hennessy Louis Vuitton S.A., for the worldwide development, manufacture and distribution of perfumes. The license agreement has an 11 year term, and is subject to certain minimum sales requirements, advertising expenditures and royalty payments as are customary in our industry.

        Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of Forms 3, 4 and 5 and any amendments to such forms furnished to us, and written representations from various reporting persons furnished to us, except as set forth below, we are not aware of any reporting person who has failed to file the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 on a timely basis.

        Mr. Russell Greenberg filed one Form 4 one day late in July 2003 as the result of technical difficulties in filing the form (the report was received by the Commission on the appropriate day, but after business hours), which disclosed one sale.

        Mr. Jean Levy, who resides in Paris, filed one Form 4 four days late in January 2004, which disclosed two sales.

AUDIT COMMITTEE REPORT

        Our Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants that we employ, which prepare or issue an audit report for us. During 2003, the Audit Committee consisted of Messrs. Heilbronn, Levy and Cailliau. As the result of a change in independence requirements for members of the Audit Committee, in December 2003 Mr. Robert Bensoussan-Torres replaced Mr. Cailliau as a member of the Audit Committee.

        The Audit Committee does not have a member who is an "Audit Committee Financial Expert" as such term is defined under the applicable rules and regulations. However, as the result of the background, education and experience of the members of the Audit Committee, our board of directors believes that such committee members are fully qualified to fulfill their obligations as members of the Audit Committee.

        All of the members of the Audit Committee are independent in accordance with the existing Nasdaq listing standards.

        Management is responsible for our internal controls and our financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and our independent accountants. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Our independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that our board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003 that was filed with the Securities and Exchange Commission.

Francois Heilbronn, Chairman
Jean Levy
Robert Bensoussan-Torres

Independent Accountants

Change in Auditors

        Eisner LLP was previously the principal accountants for the company. On January 7, 2004, that firm was dismissed as our principal accountants and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by our Audit Committee.

        In connection with the audits of each of the two fiscal years ended December 31, 2001 and December 31, 2002, and the interim period through January 7, 2004, the date of dismissal, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of Eisner LLP on the consolidated financial statements of Inter Parfums, Inc. and subsidiaries as of and for the years ended December 31, 2001 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Eisner LLP did make reference in their reports to other auditors who audited the financial statements of our consolidated foreign subsidiaries.

        During the two fiscal years ended December 31, 2002, and the interim period through January 7, 2004, the date of engagement, we did not consult with or engage KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction or the type of audit opinion that might be rendered on our consolidated financial statements. KPMG SA, an affiliate of KPMG LLP, has been engaged as the audit firm for our French subsidiaries for each of the three fiscal years ended December 31, 2001, 2002 and 2003.

General

        As previously disclosed, Eisner LLP was previously the principal accountants for the company. On January 7, 2004, that firm was dismissed as our principal accountants and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by our audit committee. KPMG SA, an affiliate of KPMG LLP, has been engaged as the audit firm for our French subsidiaries for each of the two fiscal years ended December 31, 2001 and December 31, 2002.

        During Fiscal 2002 Eisner LLP served as the company's independent certified public accountants, and KPMG S.A., served as the auditor of Inter Parfums Holdings, S.A. (a wholly-owned French corporation) and subsidiaries. In connection with its audit of our consolidated financial statements, Eisner LLP did not audit the financial statements of Inter Parfums Holdings, S.A. and subsidiaries, our consolidated foreign subsidiaries, but relied solely on the audit conducted by KPMG S.A. of Inter Parfums Holdings, S.A. and subsidiaries.

        We are not submitting the selection of auditors to a vote of its shareholders as shareholder approval is not required under Delaware law. A representative of KPMG LLP is expected to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions. A representative of KPMG Audit is not expected to be present at the meeting.

Fees

        The following sets forth and the fees billed to us by each of Eisner LLP and KPMG S.A., as well as discusses the services provided for the past two fiscal years.

        Audit Fees

        The fees billed by Eisner LLP and KPMG LLP for audit services and review of the financial statements contained in our Quarterly Reports on Form 10-Q were $15,000 by Eisner LLP and $286,000 by KPMG LLP for Fiscal 2003 and $90,000 by Eisner LLP and $135,000 by KPMG S.A. for Fiscal 2002.

        Audit-Related Fees

        The fees billed by KPMG S.A. for services that would be classified as audit-related were $61,000 for Fiscal 2003 and none for Fiscal 2002. The services performed for audit related fees for Fiscal 2003 were accounting and reporting consultations relating to Inter Parfums, S.A. dealing in its own shares, as is permissible under French law; treatment of a potential trademark acquisition; international financial reporting standards conversion; fraud risks; attestation services for warehouse services; and compliance with French securities laws.

        Tax Fees

        Eisner LLP billed us $17,000 for tax preparation and tax consulting services during Fiscal 2003 and $16,000 for Fiscal 2002.

        All Other Fees

        Eisner LLP billed us $5,500 in Fiscal 2003 relating to various tax matters and $10,600 in Fiscal 2002 for various matters relating to a corporate filing in the state of Texas and advise and consultation with respect to stock options and cash dividends.

        For Fiscal 2003, KPMG S.A. billed us $13,000 to provide tax consultation and advice with respect to repatriation of earnings of our company's French subsidiaries to us in the United States. KPMG S.A. did not bill us for any other services during Fiscal 2002.

Audit Committee Pre Approval Policies and Procedures

        The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of our independent accountants, who prepare or issue an audit report for us. For the past several years, the Audit Committee had determined that it was beneficial to have two (2) independent accounting firms perform our audits: Eisner LLP, which acted as our principal auditor and for the United States operations, and KPMG Audit conducted the audit of Inter Parfums Holdings, S.A. and its subsidiaries. However, as the result of the continued growth of our French operations, the Audit Committee determined that KPMG LLP would replace Eisner LLP and act as our principal auditor. On January 7, 2004 Eisner LLP was dismissed as our principal accountants and KPMG LLP was engaged as principal accountants to conduct our audit for 2003. In addition, the Audit Committee authorized KPMG S.A. to conduct such audit of Inter Parfums Holdings, S.A. and subsidiaries, as well as all work necessary, related to or helpful to properly conclude such audit.

        During the first quarter of 2003, the Audit Committee authorized us to retain Eisner LLP to perform tax consultation and tax preparation services in the ordinary course of business for our company for fiscal year ending December 31, 2003. In addition it authorized us to retain Eisner LLP for tax consultation services, as may be required on a project-by-project basis that would not be considered in the ordinary course of business up to a $5,000 fee limit per project, subject to an aggregate fee limit of $25,000; and that the approval of the Audit Committee would be required for any further tax services.

        Also during the first quarter of 2003, the Audit Committee also authorized us to retain KPMG S.A. to provide tax consultation and tax preparation services in the ordinary course of business for Inter Parfums, S.A., for the fiscal year ended December 31, 2003. In addition, the Audit Committee also authorized us to retain KPMG S.A. to provide tax consultation and advice with respect to repatriation of earnings of our company's French subsidiaries to us in the United States.

        In addition, if other services are needed to be provided by either auditor on an expedited basis, such that obtaining pre-approval of the Audit Committee is not practicable, then the Audit Committee has delegated to the Chairman of the Audit Committee the authority to grant the required pre-approvals for such services.

        None of the non-audit services of either of the company's auditors had the pre-approval requirement waived in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

RESOLUTION NO. 2:

AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION
TO AUTHORIZE AN INCREASE IN THE NUMBER OF
SHARES OF COMMON STOCK

        Our board of directors unanimously recommends that the shareholders adopt an amendment to our Certificate of Incorporation to authorize an increase in the number of authorized shares of Common Stock from 30,000,000 to 100,000,000.

Reasons for and Effects of Increase in
Number of Authorized Shares of Common Stock

        Our board of directors believes that the complexity of modern business financing requires greater flexibility in our company's capital structure than now exists. The increased number of shares of Common Stock to be authorized by this amendment would be available for issuance from time to time for any proper corporate purpose, including, as appropriate, stock splits, stock dividends, acquisitions and public or private sale for cash as a means of obtaining capital for use in our business. We do not have any present agreement, understanding or arrangement that would result in the issuance of any of the increased shares of Common Stock to be authorized.

        We presently have 30,000,000 shares of Common Stock authorized; 19,170,936 shares of Common Stock are issued and outstanding, and there are approximately 1.9 million shares reserved for issuance pursuant to outstanding options, warrants and option plans, which leaves only approximately 9.1 million shares authorized but unissued or reserved for issuance.

        Holders of our common stock have no preemptive rights and, accordingly, existing shareholders of the common stock would not have any preferential right to purchase any of the additional common stock that we are seeking to have authorized.

Possible Anti-Takeover Devices

        Although we have no intention at the present time of doing so, we could issue a substantial number of shares of common stock which could preclude or make difficult merger or takeover attempts. Adoption of this amendment might enhance our ability to deter potential takeover attempts. However, the Certificate of Incorporation presently contains 1,000,000 authorized shares of a class of preferred stock, par value $.001 per share, which may consist of one or more series, the relative rights, preferences and privileges, which our board of directors may, from time to time, establish and designate. Accordingly, our preferred stock could be issued by our board of directors as an anti-takeover device. Further, Messrs. Madar and Benacin own a majority of the outstanding shares of common stock with a majority of voting rights, which could be used for the same purpose. Although our board of directors would make such a determination based on its judgement as to what are the best interests of our shareholders, our board of directors could act to discourage an acquisition attempt or other transaction viewed favorably by the holders of a majority of our outstanding voting stock. On balance, however, our board of directors believes that the advantages of increasing its flexibility to act in the face of an unfavorable proposed transaction outweigh any resulting disadvantages to our shareholders.

        Our board of directors does not presently contemplate adopting, or recommending to the shareholders for their adoption, any further amendments to our certificate of incorporation which would affect the ability of third parties to take over or change control of our company. Other than 1,000,000 authorized shares of preferred stock, our board does not believe that our certificate of incorporation or by-laws presently contain any other provisions which should be viewed as having an anti-takeover effect.

        If the proposed amendment is adopted, then it is not the present intention of the board of directors to seek shareholder approval prior to any issuance of such additional common stock, unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of our board of directors that the delay necessitated by shareholder approval of a specific issuance could be to the detriment of our company and its shareholders.

        In connection with this proposal, shareholders should review the consolidated financial statements and accompanying notes, management's discussion and analysis, and the opinions of our independent certified public accountants contained in 2003 annual report to shareholders which accompanies this proxy statement.

Fairness of Amendment

        Our board of directors believes that the proposed amendment is fair to all shareholders as it will serve valid corporate purposes as described above, which we believe will increase shareholder value.

Interests of Management

        Our board of directors recognizes that approval of the proposed amendment may be in their personal interest and represent a conflict of interest, because the new shares of common stock authorized by the proposed amendment could be used as an anti-takeover device to entrench management, by discouraging or making difficult a takeover attempt or business combination, which might otherwise be beneficial to our shareholders.

PROPOSAL NO. 3:

PROPOSAL TO ADOPT THE COMPANY'S

2004 STOCK OPTION PLAN

General

        On March 26, 2004, our board of directors of the company adopted the 2004 Stock Option Plan (the "2004 Plan"), subject to the approval of our shareholders approved. A copy of the 2004 is included as Exhibit A to this Proxy Statement. The following is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan as set forth in Exhibit A.

        Under the 2004 Plan, "incentive stock options" within the meaning of Section 442A of the Internal Revenue Code of 1986, as amended, may be granted to key employees, including officers and directors who are employees, and nonqualified stock options and/or stock appreciation rights ("SARs") may be granted to key employees, officers, directors and consultants, of the company and its present and future subsidiaries to purchase shares of our common stock.

        The purpose of the 2004 Plan is to aid us in attracting and retaining key employees, directors and consultants and to secure for us the benefits of the incentive inherent in equity ownership by such persons who are responsible for our continuing growth and success. Accordingly, our board of directors unanimously recommends that shareholders approve the amendment to the 2004 Plan.

Shares Subject to the 2004 Plan

        The maximum number of shares as to which options may be granted under the 2004 Plan (subject to adjustment as described below) is 1,000,000 shares of common stock. Upon expiration, cancellation or termination of unexercised options, the shares with respect to which such options shall have been granted will again be available for grant under the 2004 Plan.

Administration

        The 2004 Plan is administered by our board of directors, or if appointed, by a stock committee of the board consisting of at least two (2) non-employee members of our board of directors, none of whom is eligible to participate under the 2004 Plan. (The group administering the 2004 Plan is referred to as the "committee"). The present members of the committee are Messrs. Francois Heilbronn, Jean Levy and Robert Bensoussan-Torres.

Grants of Options

        The committee has the authority under the 2004 Plan to determine the terms of options and/or SARs granted under the 2004 Plan, including, among other things, whether an option shall be an incentive or a nonqualified stock option, the individuals who shall receive them, whether an SAR shall be granted separately, in tandem with or in addition to options, the number of shares to be subject to each option and/or SAR, the date or dates each option or SAR shall become exercisable and the exercise price or base price of each option and SAR; provided, however, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common stock on the date of grant and not less than 110% of the fair market value in the case of an optionee who at the time of grant owns more than 10% of the total combined voting power of the company, or of any subsidiary or parent of the company.

        The committee may grant performance based options or SARs intended to constitute performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. Section 4(b) of the 2004 Plan provides that in any year, our chief executive officer or any of the four most highly compensated executive officers may not be granted performance options or SAR's covering a total of more than 100,000 shares of our common stock, subject to adjustment in the event of a stock dividend, stock split or the like.

        In addition the 2004 Plan provides that our Chief Executive Officer has the right to authorize option and SAR grants to employees who are not executive officers or directors.

Terms and Conditions of Options

        The options and SARs to be granted under the 2004 Plan will be subject to, among other things, the following terms and conditions:

(a) Options and SARs may be granted for terms determined by the committee, provided, however, that the term of an incentive stock option may not exceed ten (10) years, and in the case of an optionee who at the time of grant owns more than ten percent (10%) of the combined voting power of our company, or of any subsidiary or parent of our company, the term of an incentive option may not exceed five (5) years.

(b) Options are payable in full upon exercise or, in the discretion of the committee, installments. Payment of the exercise price of an option may be made, in the discretion of the committee, in cash, in shares of common stock or any combination thereof.

(c) Options and SARs may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee's lifetime only by him or her.

(d) If the employment of the holder of an incentive option is terminated for any reason other than death or a permanent and total disability, then the incentive option may be exercised, to the extent exercisable by the holder at the time of termination of employment, within three (3) months thereafter, but in no event after expiration of then term of the incentive option. However, if such employment was terminated either for cause or without our consent, then such option shall terminate immediately. All nonqualified stock options or SARs granted shall terminate simultaneously with the termination of association of the holder of such nonqualified option or SAR for any reason other than the death or permanent and total disability of such holder.

(e) In the case of the death or disability of the holder of an option and/or SAR while employed (or death within three (3) months after termination of employment), his or her legal representative or beneficiaries may exercise the option, within twelve (12) months after the date of such death or disability, but in no event after the expiration of the term of the option and/or SAR.

(f) The holder is required to pay to us the amount which we determine is necessary to meet our obligation to withhold federal, state and local taxes incurred by reason of the exercise of a nonqualified stock option or the disqualifying disposition of shares acquired upon the exercise of an incentive stock option.

Option Contracts

        Each option and/or SAR will be evidenced by a written contract between our company and the employee receiving the grant. Such contract may provide, among other things, that (a) the holder agrees to remain in our employ or a subsidiary, at our election, for the later of (i) the period of time determined by the committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with our company or a subsidiary, and (c) the optionee will notify us of any disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option and pay any required withholding or other tax.

Adjustment in Event of Capital Changes

        Appropriate adjustments shall be made in the number and kind of shares available under the 2004 Plan, in the number and kind of shares subject to each outstanding option and SAR and in the exercise prices and base prices thereof in the event of any change in our common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.

Duration and Amendment of the 2004 Plan

        No option may be granted pursuant to the 2004 Plan after March 25, 2014. Our board of directors may at any time terminate or amend the 2004 Plan; provided, however, that without the approval of our shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except the anti-dilution adjustments described above), (b) otherwise materially increase the benefits accruing to participants under the 2004 Plan or (c) change the eligibility requirements for employees who may receive options.

Federal Income Tax Treatment

        The following is a general summary of the federal income tax consequences under current tax law of incentive stock options, nonqualified stock options and SARs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

        An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option, a nonqualified stock option or an SAR.

        In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two (2) years after the date of grant and more than one (1) year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and we will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and we will generally be entitled to deduct such amount.

        Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and we generally are entitled to a deduction for such amount of the date of exercise so long as we properly withhold income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss.

        In the case of an SAR, the optionee recognizes ordinary income and we may deduct an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the exercise date over the base price thereof.

        Net capital gains (net long term less net short term gains) can be taxed at substantially lower marginal rates, depending upon the length of time the shares are held, as compared to ordinary income.

        In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is a tax preference item. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option preference) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Certain Limitations on Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a publicly held corporation a deduction for compensation in excess of $1 million per year paid to the chief executive officer or any of the four most highly compensated executive officers (other than the chief executive officer). Accordingly, the deduction limitation of Section 162(m) of the Internal Revenue Code applies to all grants under the 2004 Plan. However, an exception to the deduction limitation of Section 162(m) applies to certain performance-based compensation. We believe that options and SARs granted under the 2004 Plan should qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

2004 Plan Grants, Benefits And Additional Information

        As of the date of this proxy statement, we have not granted any options under the 2004 Plan.

Vote Required And board Of directors' Recommendation

        The approval of this proposal will require the affirmative vote of a majority of the total number of votes of outstanding shares of our common stock present in person or represented by proxy at the 2004 Annual Meeting and entitled to vote. In determining whether approval of this proposal has received the requisite number of affirmative votes, uninstructed shares are not entitled to vote on this matter and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. Affiliates of our company informed us that they will vote FOR approval of this proposal.

        Our board of directors unanimously recommends that shareholders vote for approval of this proposal.

PROPOSAL NO. 4:

PROPOSAL TO ADOPT OUR

2004 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

General

        On 26 March 2004, our board of directors, subject to the approval of its shareholders, the 2004 Nonemployee Stock Option Plan (the "2004 Director Plan"), a copy of which is included as Exhibit B to this Proxy Statement. The 2004 Director Plan permits us to attract and retain the services of experienced and knowledgeable nonemployee directors and to provide additional incentive for such nonemployee directors to continue to work for the best interests of our company and its shareholders through continuing ownership of our common stock.

        If the 2004 Director Plan is not approved by the shareholders of the company at the Annual Meeting, it and will terminate. Accordingly, our board of directors unanimously recommends that shareholders approve the 2004 Director Plan.

Shares Subject to the 2004 Director Plan

        The 2004 Director Plan provides for grants of nonqualified stock options to nonemployee directors to purchase an aggregate of 50,000 shares of our common stock. Shares underlying options previously granted that expire or are cancelled unexercised will be available for grant under the 2004 Director Plan.

Administration

        The 2004 Director Plan is to be self-executing. However, to the extent permitted in such plan, the 2004 Director Plan will be administered by a committee of two (2) or more nonemployee directors (the "committee") of our board of directors appointed by our board. The committee will, subject to the express provisions of the 2004 Director Plan, have the power to interpret the 2004 Director Plan; correct any defect, supply any omission or reconcile any inconsistency in the 2004 Director Plan; prescribe, amend and rescind rules and regulations relating to the 2004 Director Plan; and make all other determinations necessary or advisable for the administration of the 2004 Director Plan.

Option Grants and Outstanding Options

        Each individual who becomes a nonemployee director shall on the date of his initial election or appointment to our board of directors be granted an option to purchase 2,000 shares of Common Stock under this Plan.

        Each nonemployee director other than Joseph A. Caccamo, shall be granted an option to purchase 1,000 shares of Common Stock commencing on the next February 1st, and each succeeding February 1st throughout the term of this Plan for so long as he is a nonemployee director. In lieu of grants of options to purchase 1,000 shares, Joseph A. Caccamo shall be granted options to purchase 4,000 shares hereunder for as long has he is a nonemployee director. Notwithstanding the foregoing, no option shall be granted on such February 1st grant date to any nonemployee director who first becomes a nonemployee director within six (6) months prior to such February 1st grant date.

        As of this date, no options have been granted under the 2004 Director Plan. In addition, grants of options under this plan are in lieu of any other future option grants under any nonemployee director plan that the company presently maintains.

Terms and Conditions of Options

        The term of each option to be granted under the 2004 Director Plan will have a term of five (5) years, except that such terms may be for a shorter period in certain instances.

        If a nonemployee director to whom an option has been granted under the 2004 Director Plan ceases to serve on the board, otherwise than by reason of death or disability, then such option may be exercised (to the extent that the nonemployee director was entitled to do so at the time of cessation of service) at any time within three (3) months after such cessation of service, but in no event after the original expiration date.

        If a nonemployee director to whom an option has been granted under the 2004 Director Plan ceases to serve on the board by reason of disability, the then remaining unexercised portion of the option may be exercised in whole or in part by the nonemployee director at any time within one (1) year after such disability, but in no event after the original expiration date.

        If a nonemployee director to whom an option has been granted under the 2004 Director Plan dies while he is serving on our board of directors or within three (3) months after ceasing to serve as a member of our board, then such option may be exercised by the legatee or legatees of such option under the nonemployee director's last will, or by his personal representatives or distributee, at any time within one (1) year after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

Option Contracts

        Each option is evidenced by a written contract between our company and the nonemployee director receiving the grant, and provides that the exercise price will be equal to one hundred percent (100%) of the fair market value of the common stock on the date the options were granted.

Adjustment in Event of Capital Changes

        Appropriate adjustments shall be made in the number and kind of shares available under the 2004 Director Plan, in the number and kind of shares subject to each outstanding option and in the exercise prices thereof in the event of any change in our common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.

Duration and Amendment of the 2004 Director Plan

        No options may be granted under the Plan after March 25, 2014. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

        The Committee may amend, suspend or terminate the 2004 Director Plan or any portion thereof at any time but may not, without the approval of our shareholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants; (b) increases the total number of shares of common stock for which options may be granted under the 2004 Director Plan except in the event of any change in the common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like; (c) extend the term of the 2004 Director Plan or the maximum option period provided under the 2004 Director Plan; (d) decreases the option price; or (e) materially increases the benefits accruing to participants under the 2004 Director Plan. Except as to comply with changes in the Internal Revenue Code, Employee Retirement Income Security Act or the rules thereunder, the 2004 Director Plan cannot be amended more than once every six (6) months.

Federal Income Tax Treatment

        The following is a general summary of the federal income tax consequences under current tax law of nonqualified stock options. It does not purport to cover all of the special rules, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

        An optionee will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified stock option.

        Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the company is generally entitled to a deduction for such amount of the date of exercise so long as we properly withhold income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss. Net capital gains (net long term less net short term gains) can be taxed at substantially lower marginal rates, depending upon the length of time the shares are held, as compared to ordinary income.

Vote Required and Board of Directors' Recommendation

        The approval of this proposal will require the affirmative vote of a majority of the total number of votes of outstanding shares of our common stock present in person or represented by proxy at the 2004 Annual Meeting and entitled to vote. In determining whether approval of this proposal has received the requisite number of affirmative votes, uninstructed shares are not entitled to vote on this matter and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. Affiliates of our company informed us that they will vote FOR approval of this proposal.

        Our board of directors unanimously recommends that shareholders vote for approval of this proposal.

SHAREHOLDERS' PROPOSALS

        Proposals of shareholders intended to be presented at the 2005 annual meeting of shareholders must be received in writing by the Secretary of our company at our principal offices in New York City, by April 8, 2005, in order to be considered for inclusion in our proxy statement relating to that meeting.

        If a shareholder intends to make a proposal at the 2005 Annual Meeting, such shareholder must have given timely notice thereof in proper written form to the Secretary of our company, in compliance with Section 8 of Article II of our By-Laws. To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at our principal executive not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders i.e., between May 6, 2005 and June 7, 2005; however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

        To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the class or series and number of shares of our capital stock which are owned-beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

By Order of our board of directors

Michelle Sharno, Secretary

Exhibit A

2004 STOCK OPTION PLAN
OF
INTER PARFUMS, INC.

        1. Purposes of The Plan. This stock option plan (the "Plan") is designed to provide an incentive to key employees, officers, directors and consultants of Inter Parfums, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 17 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and stock appreciation rights ("SARs").

        2. Shares Subject To The Plan. The aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options or SARs may be granted under the Plan shall not exceed 1,000,000. Such shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 14, any shares subject to an option or SAR which for any reason expire, are canceled or are terminated unexercised (other than those which expire, are canceled or terminated pursuant to the exercise of a tandem SAR or option) shall again become available for the granting of options or SARs under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised (regardless of the number of shares actually issued) shall not again become available for grant under the Plan.

        3. Administration Of The Plan.

        (a) The Plan shall be administered by the Board of Directors, or if appointed, by a committee consisting of not less than two (2) members of the Board of Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission. (The group administering the plan is referred to as the "Committee"). The failure of any of the Committee members to qualify as a non-employee director shall not otherwise affect the validity of the grant of any option or SAR, or the issuance of shares of Common Stock otherwise validly issued upon exercise of any such option. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

        (b) Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the individuals who shall receive options and SARS; the times when they shall receive them; whether an option shall be an incentive or a nonqualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the optionee's exercise of an SAR; whether to require that the optionee remain in the employ of the Company or its Subsidiaries for a period of time from and after the date the option or SAR is granted to him; the amount necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR and to waive any such restriction; to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 12), including without limitations, contingencies relating to financial objectives (such as earnings per share, cash flow return, return on investment or growth in sales) for a specified period for the Company, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

        (c) Subject to the express provisions of the Plan and solely with respect to employees of the Company who are not executive officers or directors of the Company, the Committee hereby delegates to the Chief Executive Officer, and to act in place and on behalf of the Committee, the authority to grant nonqualified options and SARs to such employees; to determine the term of such nonqualified options and SARs; to determine whether an option or SAR shall be exercisable in whole, in part or in installments; to determine whether to require that the optionee remain in the employ of the Company or its Subsidiaries for a period of time from and after the date the option or SAR is granted to him; and to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 12). Any such action by the Chief Executive Officer shall be promptly reduced to writing and provided to the Committee.

        4. Eligibility.

        (a) The Committee may, consistent with the purposes of the Plan, grant incentive stock options to key employees (including officers and directors who are employees) and nonqualified stock options and/or SARs to key employees, officers, directors and consultants of the Company or any of its Subsidiaries from time to time, within ten (10) years from the date of adoption of the Plan by the Board of Directors, covering such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the stock option is granted) of the shares for which any eligible person may be granted incentive stock options under the Plan or any plan of the Company, or of a Parent or a Subsidiary of the Company which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Any option (or portion thereof) granted in excess of such amount shall be treated as a nonqualified stock option.

        (b) Notwithstanding any other provision of the Plan, if the Committee determines that at the time a person is granted an option or SAR, such person is then, or is likely to become, a Covered Person (as hereinafter defined), then the Committee may provide that this Section 4(b) is applicable to such grant.

(i) Notwithstanding any provision of this Plan, no person eligible to receive a grant of an option or SAR under this Plan shall be granted options to purchase or an SAR in excess of 100,000 shares of common stock in any one fiscal year. Such 100,000 maximum number shall be appropriately adjusted for stock splits, stock dividends and the like.

(ii) Notwithstanding any provision of this Plan, the exercise price for all options and the base price for all SARs to be granted under the Plan, shall not be less than the fair market value of the Common Stock at the time of grant.

(iii) The term "Covered Person" shall mean a "covered employee" within the meaning of Code Section 162(m)(3) or any successor provision thereto.

        5. Exercise Price And Base Price.

        (a) The exercise price of the shares of Common Stock under each option and the base price for each SAR shall be determined by the Committee; provided, however, in the case of an incentive stock option, the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date of grant, and further provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of the granting of such option.

        (b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common stock is a national securities exchange, the average between the high and low sales prices of the Common stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

        6. Term. The term of each option and SAR granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the term of each incentive stock option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, and further, provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the incentive stock option shall be for a period not exceeding five (5) years. Options shall be subject to earlier termination as hereinafter provided.

        7. Exercise.

        (a) An option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (at present 551 Fifth Avenue, New York, NY 10176) stating whether an incentive or nonqualified stock option or SAR is being exercised, specifying the number of shares as to which such option or SAR is being exercised, and in the case of an option, accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) in the discretion of the Committee (a) in cash or by certified check, (b) with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) any combination thereof. In addition, upon the exercise of a nonqualified stock option or SAR, the Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determined is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of such exercise. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares pursuant to any such option or SAR until all required payments have been made. Fair market value of the shares shall be determined in accordance with Paragraph 5.

        (b) A person entitled to receive Common Stock upon the exercise of an option or SAR shall not have the rights of a shareholder with respect to such shares until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares in payment of an option exercise price shall have the rights of a shareholder with respect to such previously acquired shares.

        (c) In no case may a fraction of a share be purchased or issued under the Plan. Any option granted in tandem with an SAR shall no longer be exercisable to the extent the SAR is exercised, and the exercise of the related option shall cancel the SAR to the extent of such exercise.

        8. Stock Appreciation Rights.

        (a) An SAR may be granted separately, in tandem with or in addition to any option, and may be granted before, simultaneously with or after the grant of an option hereunder. In addition, the holder of an option may, in lieu of making the payment required at the time of exercise under Paragraph 7, include in the written notice referred to therein an "election" to exercise the option as an SAR. In such case, the Committee shall have fifteen (15) days from the receipt of notice of the election to decide, in its sole discretion, whether or not to accept the election and notify the option holder of its decision. If the Committee consents, such exercise shall be treated as the exercise of an SAR with a base price equal to the exercise price.

        (b) Upon the exercise of an SAR, the holder shall be entitled to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price of the SAR. Such amount shall be paid, in the discretion of the Committee, in cash, Common Stock having a fair market value on the date of payment equal to such amount, or a combination thereof. For purposes of this Paragraph 8, fair market value shall be determined in accordance with Paragraph 5.

        9. Termination Of Association With The Company.

        (a) Any holder of an incentive option whose association with the Company (and its Subsidiaries) has terminated for any reason other than his death or permanent and total disability (as defined in Section 22(e)(3) of the Code) may exercise such option, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option; provided, however, that if his association shall be terminated either (i) for cause, or (ii) without the consent of the Company, said option shall terminate immediately.

        (b) Any and all nonqualified stock options or SARs granted under the Plan shall terminate simultaneously with the termination of association of the holder of such nonqualified option or SAR with the Company (and its Subsidiaries) for any reason other than the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of such holder.

        (c) Options and SARs granted under the Plan shall not be affected by any change in the status of an optionee so long as he continues to be associated with the Company or any of the Subsidiaries.

        (d) Nothing in the Plan or in any option or SAR granted under the Plan shall confer on any individual any right to continue to be associated with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the holder's association at any time for any reason whatsoever without liability to the Company or any of its subsidiaries.

        10. Death Or Disability Of An Optionee.

        (a) If an optionee dies while he is associated with the Company or any of its Subsidiaries, or within three (3) months after such termination for the holder of an incentive option (unless such termination was for cause or without the consent of the Company), the option or SAR may be exercised, to the extent exercisable on the death, by his executor, administrator or other person at the time entitled by law to his rights under the option or SAR, at any time within one (1) year after death, but in no event after the expiration of the term of the option or SAR.

        (b) Any holder whose association with the Company or its Subsidiaries has terminated by reason of a permanent and total disability (as defined in Section 22(e) (3) of the Code) may exercise his option or SAR, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but in no event after the expiration of the term of the option or SAR.

        11. Compliance With Securities Laws. The Committee may require, in its discretion, as a condition to the exercise of an option or SAR that either (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such shares shall be effective at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option or SAR under the Securities Act. In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares subject to such option or SAR on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option or SAR, or the issue of shares thereunder, such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        12. Stock Option And SAR Contracts. Each option and SAR shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee, and which shall provide, among other things, (a) that the optionee agrees that he will remain in the employ of the Company or its Subsidiaries, at the election of the Company, for the later of (i) the period of time determined by the Committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with the Company or its Subsidiaries, (b) that in the event of the exercise of an option or an SAR which is paid with Common stock, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will be acquired for investment and not with a view to distribution thereof, and that such shares may not be sold except in compliance with the applicable provisions of the Securities Act, and (c) that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option within two (2) years from the date of grant of the option or one (1) year from the date of transfer of such shares to him, the optionee will notify the Company thereof in writing within 30 days after such disposition, pay the Company, on demand, in cash an amount necessary to satisfy its obligation, if any, to withhold any Federal, state and local income taxes or other taxes by reason of such disqualifying disposition and provide the Company, on demand, with such information as the Company shall reasonably request to determine such obligation.

        13. Adjustment of and Changes in Common Stock.

        (a) If the outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, an appropriate and proportionate adjustment shall be made in the (i) aggregate number and kind of securities available under the Plan, and (ii) number and kind of securities issuable upon the exercise of all outstanding options and SARs granted under the Plan, without change in the total price applicable to the unexercised portion of such options or SARs, but with a corresponding adjustment in the exercise price or base price for each unit of any security covered by such options or SARs.

        (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the assets of the Corporation, the Committee shall provide in writing in connection with such transaction for one or more of the following alternatives, separately or in combination: (i) the assumption by the successor entity of the options theretofore granted or the substitution by such entity for such options of new options or SARs covering the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (ii) the continuance of such option agreements by such successor entity in which such options shall remain in full force and effect under the terms so provided.

        (c) Any adjustments under this Section 10 shall be made by the Committee, whose good faith determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        14. Amendments And Termination Of The Plan. The Plan was adopted by the Board of Directors on March 26, 2004. No options may be granted under the Plan after March 25, 2014. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that incentive stock options granted hereunder meet the requirements for "incentive stock options" under the Code, or any comparable provisions thereafter enacted and conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the prior or subsequent approval of a majority of the Company's outstanding stock entitled to vote thereon which would (a) except as contemplated in Paragraph 13, increase the maximum number of shares for which options may be granted under the Plan, (b) materially increase the benefits to participants under the plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option.

        15. Nontransferability Of Options. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, and options and SARs may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options and SARs may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not subject to execution, attachment or similar process.

        16. Substitutions And Assumptions Of Options Of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of directors may, without further approval by the stockholders, substitute new options for prior options and new SARs for prior SARs of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or SARs of such Constituent Corporation.

        17. Definitions.

        (a) The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 425(f) of the Code.

        (b) The term "Parent" shall have the same definition as "parent corporation" in Section 425(e) of the Code.

        (c) The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or Subsidiary, in a transaction to which section 425(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an incentive stock option), or any Parent or any Subsidiary of such corporation.

        18. Conditions Precedent. The Plan shall be subject to approval by the holders of a majority of shares of the Company's capital stock outstanding and entitled to vote thereon at the next meeting of its stockholders, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon, and no options or SARs granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

Exhibit B

Inter Parfums, Inc.
2004 Nonemployee Director
Stock Option Plan

        1. Purpose of the Plan. The purpose of this 2004 Nonemployee Director Stock Option Plan (the "Plan") of Inter Parfums, Inc., a Delaware corporation (the "Corporation"), is to make available shares of the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock") for purchase by directors of the Corporation who are not employees of the Corporation, or any parent or subsidiary thereof ("Nonemployee Directors"). Thus, the Plan permits the Corporation to attract and retain the services of experienced and knowledgeable Nonemployee Directors for the benefit of the Corporation and its shareholders and to provide additional incentive for such Nonemployee Directors to continue to work for the best interests of the Corporation and its shareholders through continuing ownership of its Common Stock.

        2. Stock Subject to the Plan. Subject to the provisions of Section 10, the total number of shares of Common Stock which may be subject to options under the Plan shall not exceed 50,000, whether authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Nonemployee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares not so purchased thereby shall again be available for the purposes of the Plan.

        3. Administration of the Plan. The Plan shall be self-executing. However, to the extent permitted herein, the Plan shall be administered by either the Board of Directors of the Corporation (the "Board") or a committee of two (2) or more Nonemployee Directors (the "Committee") of the Board appointed by the Board. The Board or the Committee shall, subject to the express provisions of the Plan, have the power to interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board or the Committee on the matters referred to in this Section 3 shall be conclusive.

        4. Eligibility; Grants.

        (a) Nonemployee Directors shall not include directors who are also employees of the Corporation or any parent or subsidiary thereof, but shall include directors of the Corporation who are providing services such as business, financial, legal or investment banking services, to, for, or on behalf of the Corporation or any parent or subsidiary thereof, in return for remuneration, directly or indirectly through one or more entities. All grants under this Plan shall be in lieu of any other option grants that a Nonemployee Director may have been entitled to under any other plan of the Company.

        (b) Each individual who becomes a Nonemployee Director, shall on the date of his initial election or appointment to the Board be granted an option to purchase 2,000 shares of Common Stock.

        (c) Each Nonemployee Director other than Joseph A. Caccamo, shall be granted an option to purchase 1,000 shares of Common Stock commencing on the next February 1st, and each succeeding February 1st throughout the term of this Plan for so long as he is a Nonemployee Director. In lieu of grants of options to purchase 1,000 shares, Joseph A. Caccamo shall be granted options to purchase 4,000 shares hereunder for as long as he is a Nonemployee Director. Notwithstanding the foregoing, no option shall be granted on such February 1st grant date to any Nonemployee Director who first becomes a Nonemployee Director within six (6) months prior to such February 1st grant date.

        (d) If a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then the aggregate remaining number of shares shall be prorated equally among options to be granted to all Nonemployee Directors at such February 1st grant date, and options shall be granted to purchase such reduced number of shares. Notwithstanding the foregoing, if a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then options shall be granted under any pre-existing Nonemployee Director plan in order to satisfy such deficiency, if, and to the extent available.

        (e) It is the express intent that options to be granted under this Plan shall be in lieu of further option grants under any of the Company' existing Nonemployee Director plans, such as the 1997 Nonemployee Director Stock Option Plan, and the 2000 Nonemployee Director Stock Option Plan, except to the extent to satisfy any deficiency as set forth in Section 4(d) above.

        5. Option Price; Fair Market Value.

        (a) The price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be equal to one hundred percent (100%) of the fair market value of the Common Stock on the date an option is granted.

        (b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("NASDAQ") or The Over The Counter Bulletin Board (the "Bulletin Board"), and (i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ or the Bulletin Board, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ or the Bulletin Board; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ or the Bulletin Board, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by National Quotation Bureau, Incorporated or a comparable service; provided, that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board or the Committee shall be conclusive in determining the fair market value of the stock.

        6. Term of Each Option. The term of each option shall be five (5) years or such shorter period as is prescribed in Section 9 hereof.

        7. Exercise of Options.

        (a) Subject to the provisions of Sections 9 and 14, options granted hereunder shall be exercisable immediately; provided, that options shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares), or for a fraction of a share.

        (b) The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise in cash, by certified check or wire transfer of funds through the Federal Reserve System.

        8. Non-Transferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, Title I of the Employee Retirement Income Security Act and the rules thereunder, and an option may be exercised, during the lifetime of the holder thereof, only by him.

        9. Termination of Services on the Board of Directors.

        (a) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board, otherwise than by reason of death or disability (as that term is defined in paragraph (d) of this Section 9), then such option may be exercised (to the extent that the Nonemployee Director was entitled to do so at the time of cessation of service) at any time within three (3) months after such cessation of service but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire.

        (b) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, then the remaining unexercised portion of the option may be exercised in whole or in part by the Nonemployee Director (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of disability) at any time within one (1) year after such disability but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

        (c) If a Nonemployee Director to whom an option has been granted under the Plan shall die (i) while he is serving on the Board, or (ii) within three (3) months after cessation of service on the Board, then such option may be exercised by the legatee or legatees of such option under the Nonemployee Director's last will, or by his personal representatives or distributee, at any time within one (1) year after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

        (d) For the purpose of this Section 9, "disability" shall mean permanent mental or physical disability as determined by the Committee.

        10. Adjustment of and Changes in Common Stock.

        (a) If the outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, an appropriate and proportionate adjustment shall be made in the (i) aggregate number and kind of securities available under the Plan, and (ii) number and kind of securities issuable upon the exercise of all outstanding options granted under the Plan, without change in the total price applicable to the unexercised portion of such options, but with a corresponding adjustment in the price for each unit of any security covered by such options.

        (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the assets of the Corporation, the Committee shall provide in writing in connection with such transaction for one or more of the following alternatives, separately or in combination: (i) the assumption by the successor entity of the options theretofore granted or the substitution by such entity for such options of new options covering the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (ii) the continuance of such option agreements by such successor entity in which such options shall remain in full force and effect under the terms so provided.

        (c) Any adjustments under this Section 10 shall be made by the Committee, whose good faith determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        11. Compliance with Securities Laws. As a condition to the exercise of any option, either (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Act"), with respect to its underlying shares shall be effective at the time of exercise of the option or (b) in the opinion of counsel to the Corporation, there shall be an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Corporation to register shares subject to the Plan or any option under the Act. Each opinion shall be subject to the further requirement that if, in the opinion of counsel to the Corporation, the listing or qualification of the shares of Common Stocks subject to such option on any securities exchange, National Securities Association or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the exercise of such option or the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions requiring the Corporation to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

        12. Amendment and Termination. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time but may not, without the approval of the Corporation's shareholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants as determined in accordance with Section 4 hereof; (b) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Section 10 hereof; (c) extends the term of the Plan or the maximum option period provided under the Plan; (d) decreases the option price provided in Section 5 hereof; or (e) materially increases the benefits accruing to participants under the Plan. Notwithstanding anything to the contrary contained herein, the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, Employee Retirement Income Security Act or the rules thereunder.

        13. Duties of the Corporation. The Corporation shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Corporation in connection therewith.

        14. Term; Effective Period.

        (a) The Plan shall become effective on 26 March 2004, the date of its adoption by the Board of Directors, subject to the receipt of the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the next annual meeting and entitled to vote, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon, and no options granted hereunder may be exercised prior to such approval, provided that, the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

        (b) No options may be granted under the Plan after 25 March 2014. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

INTER PARFUMS, INC.

August 6, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INTER PARFUMS, INC.

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jean Madar and Philippe Benacin as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Inter Parfums, Inc. (the "Company") held of record by the undersigned on June 24, 2004 at the Annual Meeting of stockholders to be held at 551 Fifth Avenue, New York, New York 10176, August 6, 2004 at 10:00 A.M. New York City time, and at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting and any adjournments thereof.

(Continued and to be signed on reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [_X_]
1. Election of Directors [____] FOR ALL NOMINEES [____] WITHHOLD AUTHORITY FOR ALL NOMINEES [____] FOR ALL EXCEPT (See instructions below)	NOMINEES: Jean Madar Philippe Benacin Russell Greenberg Francois Heilbronn Joseph A. Caccamo Jean Levy Robert Bensoussan-Torres Daniel Piette Jean Cailliau Philippe Santi Serge Rosinoer	2. Proposal to approve an amendment FOR AGAINST ABSTAIN
to our Certificate of Incorporation to                [_]           [_]              [_]
authorize an increase in the number of
authorized shares of Common Stock
from 30,000,000 to 100,000,000:

3. Proposal to approve the adoption               FOR     AGAINST    ABSTAIN
of our 2004 Stock Option Plan:                       [_]           [_]              [_]

4. Proposal to approve the adoption of our       FOR     AGAINST    ABSTAIN
2004 Nonemployee Director Stock                    [_]           [_]              [_]
Option Plan:

All properly executed proxies will be voted at the Annual Meeting in accordance with the instructions marked thereon. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of eleven (11) directors, and FOR proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee name(s) below:

_________________________________________

__________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [_]
Signature of Stockholder ____________________ Date: ________________	Signature of Stockholder _____________________ Date: ___________

Note: Please sign exactly as your name or names appear on this Proxy.When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.